EPIPHANY FFV FUND:
Class A shares EPVAX
Class N Shares EPVNX

EPIPHANY FFV STRATEGIC INCOME FUND:
Class A Shares EPIAX
Class N Shares EPINX

EPIPHANY FFV LATIN AMERICA FUND:
Class A Shares ELAAX
Class N Shares: ELANX

each a series of

Epiphany Funds

106 Decker Court, Suite 225

Irving, Texas 75062

Supplement dated April 22, 2015 to supplement dated April 21, 2015 to the Prospectus dated March 27, 2015 and Statement of Additional Information dated March 1, 2015.

______________________________________________________________________

The Board of Trustees of Epiphany Funds has concluded that to eliminate redundancies and in an effort to achieve certain operating efficiencies, it is in the best interests of the Fund and its shareholders that the Fund consolidate Class A and Class N shares.

The Board has determined all Epiphany FFV Fund Class A shares shall be redesignated and reissued as Class N shares, eliminating the class currently designated as Class A, effective as of June 1, 2015.  The Board has determined, in order to facilitate a class consolidation, that a sales load, structured in the manner currently applicable to Epiphany FFV Fund Class A shares, shall be and hereby is added to Epiphany FFV Fund Class N, effective as of June 1, 2015.  Any current Class N shares shall be exempt from any such sales load.  Epiphany FFV Fund “Class N” shall be renamed “Class A” following the merger and redesignation.

The Board has determined that all Epiphany FFV Strategic Income Fund Class N shares shall be redesignated and reissued as Class A, eliminating the class currently designated as Class N, effective as of June 1, 2015.   No Class A sales load shall be applicable to any shares currently designated as Class N.

The Board has determined that all Epiphany FFV Latin America Fund Class N shares shall be redesignated and reissued as Class A, eliminating the class currently designated as Class N, effective as of June 1, 2015.  No Class A sales load shall be applicable to any shares currently designated as Class N.

Prior to June 1, 2015, you may 1) exchange your Class A Shares of the Epiphany FFV Fund or Class N Shares of the Epiphany FFV Strategic Income Fund or Epiphany FFV Latin American Fund for shares of another class of the Fund or any other Epiphany Fund, at the respective Epiphany Fund’s current asset value per share; or 2) redeem your investment in such shares of a respective Fund, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in the Epiphany FFV Fund or Class N Shares of the Epiphany FFV Strategic Income Fund or Epiphany FFV Latin America Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT EXCHANGED OR REDEEMED THEIR CURRENTLY DESIGNATED CLASS A SHARES OF THE EPIPHANY FFV FUND (EPVAX), CURRENTLY DESIGNATED CLASS N SHARES OF THE EPIPHANY FFV STRATEGIC INCOME FUND (EPINX), OR CURRENTLY DESIGNATED CLASS N SHARES OF THE EPIPHANY FFV LATIN AMERICA FUND (ELANX) PRIOR TO JUNE 1, 2015 WILL HAVE THEIR SHARES AUTOMATICALLY REDESIGNATED AND REISSUED AS REFLECTED ABOVE.  If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 1‐800‐320‐2185.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of any redemption of Fund shares.  If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement replaces and supersedes the supplement dated April 21, 2015 to the Prospectus dated March 27, 2015 and Statement of Additional Information dated March 1, 2015.

You should read this Supplement in conjunction with the Prospectus dated March 27, 2015 and Statement of Additional Information dated March 1, 2015, which provide information that you should know about the Funds before investing and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and are available upon request and without charge by calling the Funds toll-free at 1‐ 800‐320‐2185.

______________________________________________________________________

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE